Exhibit 99.1

Legence Completes Acquisition of Bowers

SAN JOSE, California – January 2, 2026 – Legence Corp. (Nasdaq: LGN) (“Legence” or the “Company”) today announced that it has completed its previously announced acquisition of The Bowers Group (“Bowers”), a premier mechanical contractor headquartered in Beltsville, Maryland, with over 40 years of proven expertise in delivering high quality mechanical, plumbing, and process system solutions to clients in the Northern Virginia and DC Metro area.

“We are excited to officially welcome Bowers to the Legence organization and look forward to combining our expertise to enhance our service offering for our valued customers,” said Jeff Sprau, Chief Executive Officer of Legence. “The completion of this acquisition marks an important milestone in our growth strategy, and we are confident that together, we will achieve even greater success.”

As previously announced, the purchase price consisted of upfront cash consideration of $325 million, which was funded by a combination of cash on hand, borrowings under the Company’s revolving line of credit, the $200 million upsizing of Legence’s term loan facility and the issuance of approximately 2.55 million shares of Legence’s Class A common stock. An additional $50 million of deferred consideration will be paid at the end of 2026, either in cash or Legence’s Class A common stock, at the Company’s discretion.

About Legence

Legence is a leading provider of engineering, consulting, installation, and maintenance services for mission-critical systems in buildings. The Company specializes in designing, fabricating, and installing complex HVAC, process piping, and other mechanical, electrical and plumbing (MEP) systems – enhancing energy efficiency, reliability, and sustainability in new and existing facilities. Legence also delivers long-term performance through strategic upgrades and holistic solutions. Serving some of the world’s most technically demanding sectors, Legence counts over 60% of the Nasdaq-100 Index among its clients.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements.” All statements, other than statements of historical fact, included in this press release, including, without limitation, those relating to the plans, objectives, expectations, goals, intentions, strategies, and projections, statements about the benefits of the transaction involving Legence and Bowers are forward-looking statements. When used in this press release, words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek,” “foreseeable,” the negative version of these words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements are not historical facts but rather are based on management’s current belief, based on currently available information, as to the outcome and timing of future events, and it is possible that the results described in this press release will not be achieved. Such statements are subject to risks, uncertainties and other factors, many of which are outside of Legence’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, those described under the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s final prospectus, dated December 11, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, on December 15, 2025 (the “Prospectus”). Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Legence does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for Legence to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Prospectus and in Legence’s subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements.

Contact

Media: media@wearelegence.com

Investor Relations: ir@wearelegence.com

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